UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2019

MEDOVEX CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E Kennedy Blvd Ste 700 Tampa, FL	33602
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 21, 2019, Medovex Corp (the “Company”), to be re-named H-CYTE, INC. entered into a Product Supply Agreement with Rion LLC (the “Agreement”). Rion is the exclusive licensee and product supplier of a specific proprietary, biologic(the “Product”) and is engaged in the business of manufacturing, supplying and distributing the Product. The Company is the owner of an autologous human cellular tissue therapy called HCT/P (the “Therapy”). The Company intends to develop a proprietary autologous cellular therapy biologic utilizing the Product as an adjuvant in the purification of the Therapy which is intended to treat individuals suffering from chronic pulmonary diseases and other lung disorders. Pursuant to the Agreement, the Company will exclusively buy the Product from Rion and Rion will exclusively sell the Product to the Company in the Field. Field shall mean any use of the Product as an adjuvant with autologous source , derivatives of autologous source, autologous therapies, or derivatives of autologous therapies, including, without limitation, the Therapy, for the purposes of creating a Product and treating chronic obstructive pulmonary disorder and other lung related ailments, conditions, disorders and diseases. The Agreement provides that the Company will have the exclusive right to use the product in the Field and that Rion shall not manufacture, supply or sell the Product for use, sale, or distribution, of any kind, in the Field to any person other than the Company (the “Exclusive Rights”). The Agreement is for a minimum term of ten (10) years subject to extension.

ITEM 7.01	REGULATION FD DISCLOSURE.

On June 24, 2019, Medovex Corp. (“the Company”) filed a press release to its shareholders (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information. Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

The exhibits listed below are furnished as Exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release, dated June 24, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDOVEX CORP.

Date: June 26, 2019	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer